AMENDMENT TO
STOCK PURCHASE AGREEMENT

This amendment to the Stock Purchase Agreement, dated January 23, 2014 and restated and amended May 23, 2014 ("Stock Purchase Agreement") is made as of the 25th day of August, 2015, by and between mCig, Inc., a Nevada Corporation ("Purchaser") and Patrick J. Lucey and Katherine J. Nichols ("LUCEY"), Chad A. Shaffer and Sara F. Shaffer ("SHAFFER" and collectively with LUCEY and Purchaser, the "Parties").

WHEREAS, the Parties entered into that certain Stock Purchase Agreement and have determined to amend certain provisions of the Stock Purchase Agreement;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto hereby agree as follows:

1. Paragraph 1.1(a) shall be modified solely to read

These mCig, Inc. shares shall be issued and transferred to LUCEY as follows:

- 1,250,000 Newly Issued shares of MCIG (mCig, Inc.) have been issued.
- 1,250,000 Newly Issued shares of MCIG (mCig, Inc.) on or before September 30, 2015.

These mCig, Inc. shares shall be issued and transferred to SHAFFER as follows:

- 1,250,000 Newly Issued shares of MCIG (mCig, Inc.) have been issued.
- 1,250,000 Newly Issued shares of MCIG (mCig, Inc.) on or before September 30, 2015.

2. Paragraph 1.1(d) shall be modified solely to read

d. Separation Formula. At any point prior to March 31, 2016, LUCEY and SHAFFER may rescind this agreement and return to full ownership in Vapolution, Inc. by returning the purchase price (5,000,000 shares) to the Company and sending a formal separation letter. Vapolution, Inc. may return shares or the cash equivalent of the shares on the date of rescindment. Any EBITDA above the earn-out threshold earned by mCig, Inc. during the period of ownership shall not be returned.

3. Miscellaneous. All capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Stock Purchase Agreement. Except as modified herein, all covenants, terms and conditions of the Stock Purchase Agreement shall remain in full force and effect, which covenants, terms, and conditions the Parties hereby ratify and affirm. This Amendment to the Stock Purchase Agreement may be executed in several counterparts, each one of which shall constitute an original and all collectively shall constitute but one instrument.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties have executed this Amendment to the Stock Purchase Agreement as of the Effective Date.

Dated: AUGUST 24, 2015

Patrick J. Lucey, Seller

Dated: AUGUST 24, 2015

Katherine J. Nichols, Seller

Dated: AUGUST 24, 2015

Chad A. Shaffer, Seller

Dated: AUGUST 24, 2015

Sara F. Shaffer, Seller

Dated: August 24, 2015

mCig, Inc.

Paul Rosenberg
Chief Executive Officer